EXHIBIT 10.24
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		  PROMISSORY JUDGMENT NOTE


$2,300,000                                   October 1, 1996


FOR VALUE RECEIVED AND INTENDING TO BE LEGALLY BOUND HEREBY, allegheny capital growth limited partnership, a Delaware limited partnership (the "Undersigned"), promises to pay to the order of ACTION INDUSTRIES, INC., a Pennsylvania corporation (together with its successors and assigns, "Action"), at the offices of Action located at Action Industrial Park, 460 Nixon Road, Cheswick, Pennsylvania 15024, or at such other place as Action may from time to time designate in writing, the principal amount of TWO MILLION THREE HUNDRED THOUSAND AND 00/100 DOLLARS ($2,300,000), together with interest thereon at the rate specified herein.

     1. This Note is the "New Note" referred to in, is subject to the terms of and is entitled to the benefits of that certain Settlement Agreement between the parties of even date herewith (the "Settlement Agreement"), the terms of which are incorporated herein by reference. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to those terms in the Settlement Agreement.

     2. This Note shall not bear interest prior to the second anniversary of the Effective Date. Thereafter, this Note shall bear interest at the rate of 6% per annum, which interest shall be payable monthly in arrears commencing on the last day of the month in which the second anniversary of the Effective Date occurs and continuing on the last day of each month thereafter and on the Maturity Date (defined below).

     3. No repayment of the principal amount hereof shall be required prior to the "Maturity Date," defined as the earliest to occur of (a) the seventh anniversary of the date hereof, (b) the date when the Property or a majority interest in the Undersigned is sold to an unaffiliated third party (it being specifically understood that family members of John Karlton to the third degree of consanguinity and trusts created for his or their benefit are not unaffiliated third parties) or (c) the date when a refinancing of the indebtedness secured by the Property (a "Refinancing"), other than a First Refinancing (defined below), occurs. All outstanding principal, accrued interest and other amounts due hereunder shall be due and payable on the Maturity Date.

     4. If the Undersigned obtains a loan which refinances the mortgage loan currently owed to Metropolitan Life Insurance Company ("Metropolitan") which is secured by the Property (the "First Refinancing"), then such loan shall not have an original principal amount in excess of $10,800,000. An extension of the current Metropolitan loan shall not be considered to be the First Refinancing unless the principal amount of such loan is increased in connection with such extension; provided, that the inclusion of any fees, outstanding interest or similar amounts in the principal amount of such loan as a condition to such extension shall not constitute an increase in the principal amount of such loan for the purposes of this sentence.

     5. Payments due under this Note and the obligations of the Undersigned hereunder are subject to setoff and deduction in accordance with the terms of the Settlement Agreement.

     6. In the event of any litigation or arbitration between the Undersigned and Action, the prevailing party shall be entitled to recover from the other its reasonable costs and expenses (including reasonable attorneys' fees and court costs) incurred in connection with such litigation or arbitration. Subject to the foregoing, the Undersigned agrees to pay, in addition to all other sums due hereunder, the reasonable costs and expenses incurred by Action in connection with all actions taken to collect this Note, whether by legal proceedings or otherwise, including without limitation reasonable legal fees and court costs.

     7. All payments due hereunder which are not paid when due shall bear interest at the rate of 8% per annum.

     8. Payments under this Note, including amounts designated as payments of interest or as prepayments, shall be applied by Action first to lawful charges (including without limitation costs and expenses due hereunder), then to interest accrued and then to principal. The principal amount outstanding hereunder from time to time may be prepaid, in whole or in part and at the option of the Undersigned, without penalty or other restriction.

     9. Upon the occurrence of any of the events described below and so long as no Event of Default (as defined in the New Lease) which has been determined to have occurred under the New Lease has not been remedied, whether directly by Action or by the Partnership having the opportunity to exercise offset rights under the Settlement Agreement (each, an "Event of Default"), Action may, upon written notice to the Undersigned, declare this Note and all sums due hereunder to be immediately due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are expressly waived by the Undersigned (except that upon the occurrence of any of the events described in clause (g) below, this Note and all sums due hereunder shall be immediately due and payable and without presentment, demand, protest or other formality of any kind, all of which are expressly waived by the Undersigned):

          (a) The Undersigned shall fail to make any payment of principal, interest or any other sums owing hereunder when due and such failure shall continue for more than ten (10) days after written notice thereof from Action to the Undersigned;

          (b) The Undersigned shall (i) default (as principal or as guarantor or other surety) in the payment or performance of any obligation for Indebtedness (as that term is defined in Section 8(f) of the Settlement Agreement) other than the Supplemental Note beyond any period of grace with respect thereto and (ii) in the case of the Indebtedness secured by a first mortgage lien on the Property from time to time only, the mortgagee commences to exercise any of its remedies with respect thereto; provided, however, that this Event of Default shall be deemed cured as and to the extent that the holder of such Indebtedness shall either waive the declaration of such default and reinstate the obligation or obligations or deem the obligation or obligations satisfied; and further provided, that notwithstanding any such default, Action will forbear from exercising its remedies hereunder for so long as the holders of all such Indebtedness so forbear, but if any of such holders charge interest at a penalty rate during the period of such forbearance then interest shall accrue hereunder during the period of such forbearance at the rate specified in Paragraph 7 above;

          (c) The Undersigned shall create, or permit to be created, voluntarily, involuntarily, by operation of law or otherwise, any mortgage, security interest or other lien of any kind upon any of its assets or properties, including without limitation upon the Property, the EWI Lease or the New Lease, except for (i) mortgages, security interests and assignments of leases and rents that secure the current Metropolitan loan or the loan obtained as a result of the First Refinancing (which shall in no event shall have a principal amount in excess of $10,800,000) and (ii) liens which are not voluntarily created or assented to by the Partnership and which are removed, bonded over or, in the case of materialmen's and mechanics' liens only, adequately reserved against within 30 days after written notice therof from Action to the Undersigned; provided, that the Undersigned shall not be deemed to be in default under this subparagraph if (A) such lien was created by an act or omission of a tenant of the Property and (B) the Undersigned is actively and in good faith pursuing its remedies against such tenant to have such lien removed or bonded over;

          (d) One or more judgments for the payment of money or in mortgage foreclosure shall have been entered against the Undersigned, which judgment or judgments exceed $50,000 in the aggregate, and such judgment or judgments shall have remained undischarged and unstayed for a period of twenty consecutive days;

          (e) Subject to applicable notice and grace periods contained therein, if any, the Undersigned shall breach any obligation incurred or covenant made in Section 8(f) the Settlement Agreement and such default shall not be cured within 30 days after written notice of a default under such Section 8(f) is given by Action to the Undersigned, except that a default under this subsection shall be deemed to be cured whenever the Partnership provides the information required by such Section 8(f);

          (f) The Undersigned shall sell (or otherwise transfer or convey) any portion of the Property; or

          (g) A proceeding shall have been instituted in respect of the Undersigned:

               (i) seeking to have an order for relief entered in respect of the Undersigned, or seeking a declaration or entailing a finding that the Undersigned is insolvent or a similar declaration or finding, or seeking dissolution, winding-up, charter revocation or forfeiture, liquidation, reorganization, arrangement, adjustment, composition or other similar relief with respect to the Undersigned, its assets or its debts under any law relating to bankruptcy, insolvency, relief of debtors or protection of creditors, termination of legal entities or any other similar law now or hereafter in effect; or

               (ii) seeking appointment of a receiver, trustee, custodian, liquidator, assignee, sequestrator or other similar official for the Undersigned or for all or any substantial party of its property and such proceeding shall result in the entry, making or grant of any such order for relief, declaration, finding, relief or appointment, or such proceeding shall remain undismissed and unstayed for a period of ninety consecutive days;

provided, that any such proceeding shall not constitute a default under this subsection if Action institutes, or joins with any other creditor in instituting, such proceeding.

     10. The successors and assigns of the Undersigned shall be bound by the terms hereof; the rights and privileges of Action under this Note shall inure to the benefit of its successors and assigns; the Undersigned may not assign or delegate its rights or obligations hereunder without the prior written consent of the holder hereof. This Note shall be governed by the laws of the Commonwealth of Pennsylvania. Except as expressly provided to the contrary herein, all persons now or at any time liable for payment of this Note hereby waive presentment, demand, dishonor, protest, notice of protest, notice of default and notice of dishonor, and any other notice or demand of any kind from Action. The Undersigned expressly consents to any and all extensions and renewals of this Note, in whole, or in part, and to all delays in time of payment or other performance under this Note which Action may grant at any time and from time to time without limitation and without any notice or further consent of the Undersigned. Action hereby reserves all rights against the Undersigned.

     11. The remedies of Action, as provided herein or by law, shall be cumulative and concurrent and may be pursued singularly, successively or together, at the sole discretion of Action, and may be exercised as often as the occasion therefor shall arise.

     12. POWER TO CONFESS JUDGMENT: AT ANY TIME AFTER AN EVENT OF DEFAULT DESCRIBED IN PARAGRAPH 9(a) HAS OCCURRED, THE UNDERSIGNED HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS THE PROTHONOTARY OR ANY ATTORNEY OF ANY COURT OF RECORD WITHIN THE UNITED STATES OR ELSEWHERE, INCLUDING THE COURT OF COMMON PLEAS OF ALLEGHENY COUNTY, PENNSYLVANIA, TO APPEAR FOR THE UNDERSIGNED, AND WITH OR WITHOUT DECLARATION FILED, CONFESS JUDGMENT AGAINST THE UNDERSIGNED IN FAVOR OF THE HOLDER HEREOF, AS OF ANY TERM, FOR THE UNPAID BALANCE HEREOF, WHETHER BY ACCELERATION OR OTHERWISE WITH COSTS OF SUIT AND AN ATTORNEY'S COMMISSION OF $15,000 WITH RELEASE OF ERRORS. THE UNDERSIGNED HEREBY WAIVES ALL LAWS EXEMPTING REAL OR PERSONAL PROPERTY FROM EXECUTION, TO THE EXTENT THAT SUCH LAWS MAY LAWFULLY BE WAIVED BY THE UNDERSIGNED. NO SINGLE EXERCISE OF THE FOREGOING POWER TO CONFESS JUDGMENT SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND IT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE HOLDER HEREOF SHALL ELECT, UNTIL SUCH TIME AS HOLDER SHALL HAVE RECEIVED PAYMENT IN FULL OF THE DEBT EVIDENCED HEREBY.

          BY SIGNING THIS INSTRUMENT, THE UNDERSIGNED HEREBY ACKNOWLEDGES THAT THIS NOTE IS GIVEN IN CONNECTION WITH A COMMERCIAL TRANSACTION AND THAT IT HAS READ, UNDERSTOOD AND VOLUNTARILY AGREES TO THE PROVISIONS CONTAINED HEREIN, INCLUDING THE CONFESSION OF JUDGMENT PROVISION WHICH MAY RESULT IN A COURT JUDGMENT AGAINST THE UNDERSIGNED WITHOUT PRIOR NOTICE OR HEARING AND SUBJECT TO ANY OFFSET RIGHTS OF THE UNDERSIGNED.

     13. Action agrees that if, in connection with the enforcement of its rights under this Note, it obtains a lien against the Property, it will release such lien if (a) the Property is sold to EWI or its permitted assigns pursuant to the option, and at the option price, currently set forth in the EWI Lease and (b) Action receives all proceeds from such sale which are payable to the Landlord under the EWI Lease (but in no event more than are necessary to satisfy this Note and the Supplemental Note in full).

  14. If at any time Action receives a bona fide offer to purchase this Note which it intends to accept, it shall give the Undersigned notice of such offer (an "Offer Notice"), which notice shall set forth the terms of such offer and the proposed purchaser. The Undersigned shall have a period of 10 days after its receipt of an Offer Notice to elect to purchase this Note on the same terms and conditions as set forth in the Offer Notice (except the puchase price shall be paid in cash) by giving notice to Action to such effect. Notwithstanding the foregoing, if the purchase price for this Note is payable in installments in whole or in part, then the Undersigned may either (a) pay the purchase price in cash, in which case the purchase price (or such portion thereof) shall be discounted to present value using the interest rate (if any) to be paid by such proposed purchaser or (b) pay the purchase price in installments, but only if it also delivers to Action an irrevocable letter of credit securing its obligation to pay the balance of the purchase price. If the Undersigned so elects to purchase this Note, then the closing of such transaction shall occur not later than the date when the closing with the proposed purchaser was to have occurred, as specified in the Offer Notice. If the Undersigned does not so elect to purchase this Note then, during the 90-day period commencing 10 days after the Undersigned's receipt of the Offer Notice, Action shall have the right to sell this Note to the purchaser identified in, and on terms and conditions substantially as specified in, the Offer Notice. If such a sale does not occur within such time period then it shall once again be subject to the terms of this Section. The foregoing rights of the Undersigned shall not be applicable in the case of a sale or other transfer of this Note to any person who controls, is controlled by or is under common control with Action or to any puchaser of all or substantially all of the assets of Action; provided, that the foregoing rights shall suvive any such sale or transfer and the transferee shall be bound thereby.


                    [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, and intending to be legally bound hereby, the Undersigned has caused this note to be executed and delivered as of the day and year first above written.


                                   ALLEGHENY CAPITAL GROWTH
                                   LIMITED PARTNERSHIP

                                   By:  Third Pennsylvania
                                        Holding Corporation, its
                                        General Partner


                                   By:    JOHN KARLTON
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                                   Name:  JOHN KARLTON
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                                   Title:  PRESIDENT
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